Defined Benefit Plan - Summary of Expected Foreign Plan Benefit Payments (Detail) $ in Thousands	Dec. 31, 2015 USD ($)
Compensation and Retirement Disclosure [Abstract]
2016	$ 460
2017	755
2018	459
2019	849
2020	1,143
Thereafter	3,029
Total	$ 6,695